UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 7, 2004

                                WRC MEDIA INC.

            (Exact name of registrant as specified in its charter)

      Delaware                      333-96119                   13-4066536
----------------------   ---------------------------------  ------------------
  (State or other            (Commission File Number)         (IRS Employer
  jurisdiction of                                           Identification No.)
   incorporation)


512 Seventh Avenue, 22nd Floor, New York, NY                      10018
----------------------------------------------------------  ------------------
       (address of principal executive offices)                 (Zip Code)

      Registrant's telephone number, including area code: (212) 768-1150


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ITEM 5.  Other Events and Regulation FD Disclosure.

On December 30, 2003, WRC Media Inc. (the "Company") received a waiver until March 31, 2004 from the lenders under its credit agreement for its expected non-compliance with certain financial covenants as of December 31, 2003, subject to certain conditions. The following summary of the waiver is qualified in its entirety by reference to the waiver, which is attached as an Exhibit hereto and incorporated by reference herein.

The lenders under the Company's credit agreement have granted the Company a waiver through March 31, 2004 with respect to the Company's expected non-compliance with certain of the financial covenants in its credit agreement as of December 31, 2003. The waiver expires on March 31, 2004 and could terminate earlier upon the occurrence of specified events, including the occurrence of an event of default under the Company's credit agreement.

The Company currently has $13,000,000 in total borrowings, including revolving loans and letters of credit, outstanding under its revolving credit facility. Under the terms of the waiver, the Company will be permitted to borrow an additional $13,000,000 under its revolving credit facility so long as the conditions to future borrowings are satisfied.

Based on the Company's current forecast, if the Company is able to continue to borrow under its revolving credit facility as provided in the waiver, the Company believes such borrowings, together with its current cash position, will be sufficient to pay its current obligations through April 2004, after which it will begin to have shortfalls in liquidity, unless the Company successfully amends or refinances its existing credit facility.

The Company is currently in discussions with its lenders with respect to amending the existing credit facility and is pursuing the potential refinancing of a portion of its borrowings thereunder. While we expect to complete an amendment of the credit facility by March 31, 2004, we can give no assurances as to whether the Company will be successful in achieving any such amendment or refinancing, or if successful, when such transaction would be completed, or what the impact on our costs of financing would be. Unless the Company obtains an additional waiver or successfully amends its credit agreement to make the financial covenants less stringent or consummates an alternative financing or other transaction, (a) the lenders under the Company's credit agreement will have the right upon expiration of the waiver on March 31, 2004, to declare an event of default with respect to the Company's expected non-compliance with certain of its financial covenants as of December 31, 2003, and (b) the Company does not expect to be in compliance with certain of its financial covenants as of March 31, 2004. For a description of the risks and consequences of being in default under the credit agreement, including an inability to borrow additional amounts, the right of the lenders to accelerate outstanding amounts under the credit facility and the right of holders of the Company's Notes to accelerate the Notes upon acceleration of the credit facility, please see the disclosure set forth under the heading "Item 2--Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity, Working Capital and


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Capital Resources--General" in the Company's Form 10-Q for the fiscal quarter ended September 30, 2003, filed with the Securities and Exchange Commission (the "SEC") on November 14, 2003 (the "Third Quarter 10-Q").

This Report on Form 8-K contains forward-looking statements. Additional written and oral forward-looking statements may be made by the Company from time to time in SEC filings and otherwise. The Company cautions readers that results predicted by forward-looking statements, including, without limitation, those relating to the Company's future business prospects, revenues, working capital, liquidity, capital needs, interest costs and income, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, including

     o risks and uncertainties relating to the Company's ability to satisfy the conditions to future borrowings under its revolving credit facility in order to borrow all or a portion of the additional $13,000,000 available under the revolving credit facility in the first fiscal quarter of 2004;

     o the other factors set forth under the heading "Item 2--Management's Discussion and Analysis of Financial Condition and Results of Operations-- Factors That May Affect the Future Results and Financial Condition" in the Third Quarter 10-Q; and

     o other risks and factors identified from time to time in the Company's filings with the SEC.

The foregoing list of factors should not be construed as exhaustive or as any admission regarding the adequacy of disclosures made by the Company prior to the date hereof. The Company disclaims any intention or obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise. The Company urges you to read all of its public filings in addition to this Form 8-K to understand its financial condition, liquidity and results of operations.


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ITEM 7.  Financial Statements and Exhibits.

Exhibit No.               Exhibit

   10.1 Waiver Agreement, dated as of December 29, 2003, by and among Weekly Reader Corporation, a Delaware corporation, CompassLearning, Inc., a Delaware corporation, WRC Media Inc., a Delaware corporation, certain lenders signatory thereto, Credit Suisse First Boston (acting through its Cayman Islands branch), as the syndication agent for the lenders signatory thereto, and as the lead arranger and sole book running manager, and Bank of America, N.A., as administrative agent for the lenders signatory thereto.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      WRC MEDIA INC.
                                      (Registrant)

Date:   January 7, 2004               By: /s/ Richard Nota
                                          -------------------------------------
                                          Name:  Richard Nota
                                          Title: Senior Vice President, Finance


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                               INDEX TO EXHIBITS

Exhibit No.               Exhibit

   10.1 Waiver Agreement, dated as of December 29, 2003, by and among Weekly Reader Corporation, a Delaware corporation, CompassLearning, Inc., a Delaware corporation, WRC Media Inc., a Delaware corporation, certain lenders signatory thereto, Credit Suisse First Boston (acting through its Cayman Islands branch), as the syndication agent for the lenders signatory thereto, and as the lead arranger and sole book running manager, and Bank of America, N.A., as administrative agent for the lenders signatory thereto.